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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated August 14, 2001, relating to the financial statements and financial highlights of J.P. Morgan Institutional Diversified Fund and the financial statements and supplementary data of The Diversified Portfolio which appear in the June 30, 2001 Annual Reports to Trustees and Shareholders, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 21, 2000, relating to the financial statements and financial highlights of J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund, J.P. Morgan Institutional Global Strategic Income Fund, J.P. Morgan Institutional International Equity Fund and J.P. Morgan Institutional Emerging Markets Equity Fund and the financial statements and supplementary data of The Short Term Bond Portfolio, The U.S. Fixed Income Portfolio, The Global Strategic Income Portfolio, The International Equity Portfolio and The Emerging Markets Equity Portfolio which appear in the October 31, 2000 Annual Reports to Trustees and Shareholders, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 16, 2001, relating to the financial statements and financial highlights of J.P. Morgan Institutional International Opportunities Fund and the financial statements and supplementary data of The International Opportunities Portfolio which appear in the November 30, 2000 Annual Reports to Trustees and Shareholders, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated, July 19, 2001, relating to the financial statements and financial highlights of J.P. Morgan Institutional U.S. Equity Fund, J.P. Morgan Institutional U.S. Small Company Fund and J.P. Morgan Institutional Disciplined Equity Fund and the financial statements and supplementary data of The U.S. Equity Portfolio, The U.S. Small Company Portfolio and The Disciplined Equity Portfolio which appear in the May 31, 2001 Annual Reports to Trustees and Shareholders, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants," and "Financial Statements" in such Registration Statements.


PricewaterhouseCoopers LLP

New York, New York
September 6, 2001